UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2025

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean, Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, CA 94306

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 8, 2025, a holder of warrants to purchase 25,000 shares of common stock of 180 Life Sciences Corp., a Delaware corporation (the “Company”), with an exercise price of $2.28 per share, exercised such warrants for cash, and such shares have either been issued or are in the process of being issued as of the date of this Report.

On August 11, 2025, holders of warrants to purchase 1,596 shares of common stock of the Company, with an exercise price of $2.65 per share, exercised such warrants for cash, and such shares have either been issued or are in the process of being issued as of the date of this Report.

On August 11, 2025, a holder of warrants to purchase 185,000 shares of common stock of the Company, with an exercise price of $2.28 per share, exercised such warrants for cash, and such shares have either been issued or are in the process of being issued as of the date of this Report.

On August 12, 2025, a holder of warrants to purchase 1,335,862 shares of common stock of the Company, with an exercise price of $1.50 per share, exercised such warrants for cash, and such shares have either been issued or are in the process of being issued as of the date of this Report.

On August 12, 2025, holders of warrants to purchase 864,250 shares of common stock of the Company, with an exercise price of $2.28 per share, exercised such warrants for cash, and such shares have either been issued or are in the process of being issued as of the date of this Report.

On August 12, 2025, holders of warrants to purchase 2,927 shares of common stock of the Company, with an exercise price of $2.65 per share, exercised such warrants for cash, and such shares have either been issued or are in the process of being issued as of the date of this Report.

On August 13, 2025, a holder of warrants to purchase 25,000 shares of common stock of the Company, with an exercise price of $2.28 per share, exercised such warrants for cash, and such shares have either been issued or are in the process of being issued as of the date of this Report.

The exercise of the warrants were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, since the foregoing did not involve a public offering and the holders were accredited investors. The resale of the shares of common stock issuable upon exercise of the warrants discussed above have been registered under the Securities Act of 1933, as amended.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Company Name

The Board of Directors (the “Board”) of the Company, approved an amendment to the Company’s Second Amended Restated Certificate of Incorporation, as amended (the “Charter”), to change the Company’s name to ETHZilla Corporation (the “Name Change”). On August 12, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to the Charter, which will effect the Name Change at 12:01 a.m. on August 18, 2025. Pursuant to Section 242(d)(1) of the General Corporation Law of the State of Delaware (“DGCL”), the Name Change did not require approval of the Company’s stockholders and will not affect the rights of the Company’s security holders. A copy of the Certificate of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additionally, the Board approved an amendment to the Company’s Second Amended and Restated Bylaws solely to reflect the Name Change (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws will become effective immediately after the Name Change on August 18, 2025. In accordance with the DGCL and the provisions of the Company’s organizational documents, the Board approved the Amended and Restated Bylaws, and stockholder approval was not required for such amendment. A copy of the Amended and Restated Bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

New Nasdaq Ticker Symbol

At the market open on August 18, 2025, the trading symbol of the Company’s common stock on The Nasdaq Capital Market is expected to change to “ETHZ” and the trading symbol of the Company’s public warrants is expected to change to “ETHZW”.

There will be no change in the Company’s CUSIP number in connection with the Name Change.

New Corporate Website

In connection with the Name Change, the Company launched a new corporate website: www.ETHZilla.com. The Company’s investor relations information, including press releases and links to the Company’s filings with the Securities and Exchange Commission, will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Board and Code of Business and Ethics, are available on this website. Any amendments to or waivers of the Company’s Code of Business and Ethics will be disclosed on this website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of 180 Life Sciences Corp. as filed with the Secretary of State of Delaware on August 12, 2025, and effective on August 18, 2025
3.2	Third Amended and Restated Bylaws of 180 Life Sciences Corp. effective August 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2025

180 LIFE SCIENCES CORP.

By:	/s/ Blair Jordan
	Name:	Blair Jordan
	Title:	Chief Executive Officer